Exhibit 99.2

EXECUTION VERSION

UNDERWRITING AGREEMENT

Dated June 29, 2016

among

MOLSON COORS BREWING COMPANY

(Fully and Unconditionally Guaranteed by
Certain Subsidiaries of Molson Coors Brewing Company)

and

MERRILL LYNCH INTERNATIONAL

and

CITIGROUP GLOBAL MARKETS LIMITED

and

UBS LIMITED

and

BANK OF MONTREAL, LONDON BRANCH

and

MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC

and

RBC EUROPE LIMITED

and

WELLS FARGO SECURITIES INTERNATIONAL LIMITED

and

LLOYDS BANK PLC

and

THE WILLIAMS CAPITAL GROUP, L.P.

MOLSON COORS BREWING COMPANY

€800,000,000 1.250% Senior Notes due 2024

Underwriting Agreement

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ
United Kingdom

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London, E14 5LB
United Kingdom

UBS Limited
1 Finsbury Avenue
London, EC2M 2PP
United Kingdom

Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

Mitsubishi UFJ Securities International plc
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

Lloyds Bank plc
10 Gresham Street
London, EC2V 7AE
United Kingdom

The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Ladies and Gentlemen:

Molson Coors Brewing Company, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom Merrill Lynch International, Citigroup Global Markets Limited and UBS Limited are acting as representatives (the “Representatives”) €800,000,000 aggregate principal amount of its 1.250% Senior Notes due 2024 (the “Notes”) to be guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the Company’s subsidiaries listed on Schedule II hereto and such other subsidiaries as may be required from time to time pursuant to the Indenture (as defined below) (collectively, the “Guarantors”).  To the extent that there are no additional Underwriters listed on Schedule I hereto other than you, the terms Representatives and Underwriters as used herein shall mean you, as Underwriters.

The Securities are being offered and sold to raise a portion of the consideration for the Company’s proposed acquisition (the “Acquisition”) of all of SABMiller plc’s interest in MillerCoors LLC, a Delaware limited liability company (“MillerCoors”), and certain related assets, pursuant to a Purchase Agreement, dated as of November 11, 2015 (the “Purchase Agreement”), between Anheuser-Busch InBev SA/NV and the Company.

The Securities are to be issued pursuant to the provisions of an indenture, to be dated as of July 7, 2016, as supplemented by the First Supplemental Indenture thereto, to be dated as of July 7, 2016 (together, the “Indenture”) among the Company, the Guarantors, Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and as paying agent.  This Agreement, the Indenture and the Securities are referred to herein collectively as the “Operative Documents.”

1.                                      Representations and Warranties. Each of the Company and the Guarantors represents and warrants, and agrees with you that:

(a)                                 A registration statement on Form S-3 (File No. 333-209123) with respect to the Securities has been prepared by the Company and the Guarantors in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company, the

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Guarantors and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Act. Copies of such registration statement, including any amendments thereto, the preliminary prospectus (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company and the Guarantors pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become automatically effective pursuant to Rule 462(b) under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriters.

(b)                                 Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated or deemed to be incorporated by reference in the Prospectus complied or will comply, as the case may be, when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

(c)                                  As of the Applicable Time (as defined below) and as of the Closing Date (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued as of or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Limited Use Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the

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Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 3:45 p.m. (London time) on the date of this Agreement or such other time as agreed to in writing by the Company and the Representatives.

“business day” means a day on which (i) the New York Stock Exchange (the “NYSE”) is open for trading and (ii) the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

“subsidiary” means, with respect to any person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

“Subsidiary” means any subsidiary of the Company.

(d)                                 The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the

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date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, as of the Closing Date, will not contain, any untrue statement of a material fact; and do not omit, and, as of the Closing Date, will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 herein.

(e)                                  (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (iv) as of the date hereof (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405.

(f)                                   Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives otherwise, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified, provided, however, that the Company and the Guarantors make no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 herein.

(g)                                  The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and the Rules and Regulations and consistent with Section 5(b) below.

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(h)                                 (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164, 405 and 433 under the Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(i)                                     The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the business condition, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or on the performance of the Company and the Guarantors of their respective obligations under the Securities (a “Material Adverse Effect”).

(j)                                    Each Subsidiary of the Company has been duly organized, is validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing (to the extent such concept is applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; with respect to each of the Subsidiaries of the Company that is a corporation or an unlimited liability company, all of the issued shares of capital stock of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and the majority of such shares are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and with respect to each of the Subsidiaries of the Company that is a limited liability partnership or limited liability company, all partnership or limited liability interests, as the case may be, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as set forth in their respective operating or partnership agreements), in each case except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(k)                                 The financial statements of the Company and its Subsidiaries and the related notes thereto and the financial statements of MillerCoors and its subsidiaries and the related notes thereto included or incorporated by reference in

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the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, as applicable, and present fairly the financial position of the Company and its consolidated Subsidiaries and MillerCoors and its consolidated subsidiaries, as the case may be, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information of the Company and its Subsidiaries and MillerCoors and its subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries or MillerCoors and its subsidiaries, as the case may be, and presents fairly the information shown thereby.  The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  Except for such financial statements specifically waived by the Commission, there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not so included.

(l)                                     This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(m)                             The Securities have been duly authorized by, as applicable, the Company and the Guarantors and, when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters on the Closing Date, in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and the Guarantors, as applicable, in each case, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(n)                                 The obligations under the Indenture will be guaranteed by the Guarantors and the Indenture has been duly authorized by the Company and the Guarantors and has been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”); as of the Closing Date, the Indenture will have been duly executed and delivered by, and will be a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms, subject to

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applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity.

(o)                                 The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(p)                                 The Indenture and the Securities conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(q)                                 The capitalization of the Company set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Capitalization” accurately and fairly presents and summarizes the information set forth therein.

(r)                                    The execution and delivery by the Company and the Guarantors of, and, the performance by the Company and the Guarantors of their respective obligations under, the Operative Documents will not contravene (i) any agreement or other instrument binding upon the Company or the Guarantors or any of their subsidiaries that is material to the Company, the Guarantors and their subsidiaries, taken as a whole, or any provision of applicable law, (ii) the certificate of incorporation or by-laws, or similar organizational documents, as the case may be, of the Company and the Guarantors, or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Guarantors or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company and the Guarantors of their respective obligations under the Operative Documents, except such as have been obtained and are in full force and effect or will be obtained and be in full force and effect under the Act and the Trust Indenture Act or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus and the approval of the Securities for listing on the NYSE, except, in the case of clauses (i) and (iii), to the extent that failure to comply would not, singly or in the aggregate, have a Material Adverse Effect.  For the avoidance of doubt, the approval of the Securities for listing on the NYSE is not required as of the date hereof or as of the Closing Date.

(s)                                   There has not occurred any material adverse change, or any development involving a prospective material adverse change on the business condition, financial condition or results of operations of the Company, the Guarantors and any of their subsidiaries and to the knowledge of the Company, of MillerCoors and any of its subsidiaries, taken as a whole, from that set forth in the Registration Statement, the General Disclosure Package and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

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(t)                                    There are no legal or governmental proceedings pending or, to the knowledge of the Company and the Guarantors, threatened to which the Company, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Company, the Guarantors or any of their subsidiaries is subject other than proceedings accurately described in all material respects in the Registration Statement, the General Disclosure Package and the Prospectus and proceedings that would not have a Material Adverse Effect or affect the power or ability of the Company and the Guarantors to perform their obligations under the Operative Documents or to consummate the transactions contemplated by the General Disclosure Package and the Prospectus.

(u)                                 None of the Company, the Guarantors or their subsidiaries is in violation or default, as the case may be, of (i) any provision of its charter or bylaws or similar organizational documents, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, such Guarantor or such subsidiary or any of their respective properties, as applicable, except, with respect to (ii) or (iii) for any such violation or default that would not, singly or in the aggregate, have a Material Adverse Effect.

(v)                                 Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, any statute, law, rule or regulation of any regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Guarantor or any of their subsidiaries or any of their respective properties, as applicable, except as would not, individually or in the aggregate have a Material Adverse Effect.

(w)                               The Company, the Guarantors and their subsidiaries (i) are in compliance with all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

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(x)                                 Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) related to the Company, the Guarantors or any of their subsidiaries which would, singly or in the aggregate, have a Material Adverse Effect.

(y)                                 The Company, the Guarantors and their subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(z)                                  (i) None of the Company, the Guarantors nor any of their subsidiaries, nor, to the Company’s knowledge, any director, officer, employee, agent, representative or affiliate of the Company, the Guarantors or of any of their subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in violation in any material respect of any applicable anti-corruption law, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (the “FCPA”); and (ii) and the Company, the Guarantors and their subsidiaries and, to the Company’s knowledge, their affiliates have conducted their businesses in compliance in all material respects with applicable anti-corruption laws, including the FCPA, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(aa)                          The operations of the Company, the Guarantors and their subsidiaries and, to the Company’s knowledge, MillerCoors and its subsidiaries, are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company, the Guarantors and their subsidiaries or, to the Company’s knowledge, MillerCoors and its subsidiaries, respectively, conduct business, the rules and regulations thereunder and any related or similar rules,

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regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”).

No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries or MillerCoors and its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(bb)                          (i) None of the Company, the Guarantors or any of their subsidiaries or controlled affiliates, nor to the knowledge of the Company, the Guarantors or such subsidiaries, any director, officer, employee, agent, or representative of the Company, the Guarantors or any of their subsidiaries or controlled affiliates, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”).

(ii)                                  None of the Company, the Guarantors or any of their subsidiaries are located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

(iii)                               The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to finance any activities or business in any country or territory, or with or of any Person, that, at the time of such financing, is the subject of Sanctions.

(iv)                              For the past 5 years, the Company, the Guarantors, MillerCoors and their respective subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(cc)                            The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd)                          PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its Subsidiaries and MillerCoors and its subsidiaries are independent public accountants with respect to the Company and its Subsidiaries and MillerCoors and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations.

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(ee)                            Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Guarantors is aware of (i) any material weakness in its internal control over financial reporting or its disclosure controls and procedures or (ii) any change in internal control over financial reporting or its disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or its disclosure controls and procedures.

(ff)                              Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NYSE thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(gg)                            The Company, the Guarantors and their subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property, and have good marketable title to, or have valid rights to lease or otherwise use, all personal property, in each case, which is material to the business of the Company and the Guarantors, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Guarantors and their subsidiaries except where failure to have such title would have a Material Adverse Effect, and any real property, sites and buildings held under lease by the Company, the Guarantors or their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect, in each case except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(hh)                          The Company, the Guarantors and their subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses with such exceptions as would not have a Material Adverse Effect; and the conduct of their respective businesses, as currently conducted, does not infringe with any such rights of others in a manner that would reasonably be likely to, singly or in the aggregate, result in a Material Adverse Effect.

(ii)                                  Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action, designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

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(jj)                                No Subsidiary has guaranteed any security of the Company or of any other Subsidiary, except as set forth in the Registration Statement, General Disclosure Package and the Prospectus.

(kk)                          The Company will authorize Merrill Lynch International in its role as stabilizing manager (the “Stabilizing Manager”) to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003.  The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from over-allotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager.  However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action.  Nothing contained in this paragraph (kk) shall be construed so as to require the Company to issue in excess of €800,000,000 in aggregate principal amount of the Securities.  Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.

2.                                      Purchase, Sale and Delivery of the Securities.

(a)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, subject to the conditions hereinafter stated, severally and not jointly, to purchase from the Company, at the purchase price of 99.325% of the principal amount of the Notes (the “Purchase Price”) the principal amount of the Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b)                                 Delivery of and payment for the Securities shall be made at 10:00 am, London time, on July 7, 2016, or at such time on such later date not more than three business days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”) at the offices of Davis Polk & Wardwell LLP.  Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company.  Delivery of the Securities shall be made through a common depositary or its nominee on behalf of Clearstream Banking, société anonyme (“Clearstream”) and Euroclear Bank S.A/N.V., as operator of the Euroclear system (“Euroclear”) unless the Representatives shall otherwise instruct.

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(c)                                  The Company and each of the Guarantors acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, no Underwriter is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any Guarantor with respect thereto. Any review by the Underwriters of the Company, the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or any Guarantor.

3.                                      Terms of Offering. You have advised the Company that the Underwriters will make an offering of the Securities purchased by the Underwriters hereunder on the terms to be set forth in this Agreement and the Prospectus, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.                                      Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date, are subject to the following conditions:

(a)                                 The Company and the Guarantors shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Act) in the manner and within the time period required by Rule 424(b) under the Act, or the Company and the Guarantors shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective. All material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433.

(b)                                 No stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission, and the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to use of the automatic shelf registration statement form.

(c)                                  Subsequent to the execution and delivery of this Agreement and prior to (and including) the Closing Date:

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(i)                                     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or the Guarantors’ securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 3(a)(62) under the Exchange Act; and

(ii)                                  there shall not have occurred any adverse change, or any development involving a prospective adverse change, in the business condition, financial condition or results of operations of the Company, the Guarantors and their subsidiaries, and to the knowledge of the Company, of MillerCoors and any of its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is so material and adverse and that makes it, in your judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(d)                                 The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, and signed by an executive officer of the Company, to the effect set forth in Section 4(c)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Guarantors has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(e)                                  The Underwriters shall have received on the Closing Date an opinion of Kirkland & Ellis LLP, outside United States counsel for the Company and certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit A hereto.

(f)                                   The Underwriters shall have received on the Closing Date an opinion of Perkins Coie LLP, outside Colorado counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit B hereto.

(g)                                  The Underwriters shall have received on the Closing Date an opinion of Cox & Palmer, outside Nova Scotia counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit C hereto.

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(h)                                 The Underwriters shall have received on the Closing Date an opinion of McCarthy Tétrault LLP, outside Canadian counsel for certain of the Guarantors, dated the Closing Date, substantially in the form of Exhibit D hereto.

(i)                                     The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Date, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request for them to pass upon such matters.

The opinions of Kirkland & Ellis LLP, Perkins Coie LLP, Cox & Palmer, and McCarthy Tétrault LLP described in Sections 4(e), 4(f), 4(g) and 4(h) respectively above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(j)                                    The Underwriters shall have received on each of the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to the Company and its Subsidiaries, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its Subsidiaries contained in, and incorporated by reference into, the General Disclosure Package and the Prospectus; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the third business day prior to the Closing Date.

(k)                                 The Underwriters shall have received on each of the date hereof and the Closing Date a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants to MillerCoors and its subsidiaries, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of MillerCoors and its subsidiaries contained in, and incorporated by reference into, the General Disclosure Package and the Prospectus; provided, however, that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the third business day prior to the Closing Date.

(l)                                     The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Underwriters shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(m)                             No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, foreign or provincial governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company; and no

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injunction or order of any United States federal or state or court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities by the Company.

(n)                                 Application shall have been made to list the Securities on the NYSE for trading on such exchange and, in connection therewith, the Company shall have caused to be prepared and submitted to the NYSE a listing application with respect to the Securities.

(o)                                 The Securities shall be eligible for clearance and settlement through Clearstream and Euroclear.

(p)                                 The Underwriters shall have received such other documents and certificates as are reasonably requested by you or your counsel.

Each certificate signed by any officer of the Company or any Guarantor and delivered to the Underwriters or their counsel pursuant to, or in connection with, this Agreement, shall be deemed to be a representation and warranty by the Company or such Guarantor, as applicable, to the Underwriters as to matters covered by such certificate.

5.                                      Covenants of the Company and the Guarantors. In further consideration of the agreements of the Underwriters contained in this Agreement, each of the Company and the Guarantors covenants with each Underwriter as follows:

(a)                                 The Company and the Guarantors will (i) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (ii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

(b)                                 The Company and the Guarantors will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company or any Guarantor with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of the Rules and Regulations, including Rules 164 and 433 under the Act, applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter, the Company or any Guarantor being

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required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c)                                  The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance satisfactory to the Representatives and attached as Schedule IV hereto, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

(d)                                 The Company will advise the Representatives promptly (i) when any post-effective amendment to the Registration Statement shall have become effective, (ii) of receipt of any comments from the Commission through the Closing Date, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its reasonable best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued. Additionally, each of the Company and the Guarantors agree that it shall (A) pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act, (B) comply with the provisions of Rules 424(b) and 430B, as applicable, under the Act, including with respect to the timely filing of documents thereunder and (C) use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(e)                                  The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed

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therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

(f)                                   Before amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus (including by way of a report filed under the Exchange Act and incorporated by reference therein) at any time during the Prospectus Delivery Period, the Company shall furnish to the Representatives a copy of each such proposed amendment or supplement and neither the Company nor the Guarantors shall file or use any such proposed amendment or supplement to which the Representatives reasonably object.

(g)                                  Each of the Company and the Guarantors will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or, if it is necessary at any time to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus to comply with applicable law, the Company and the Guarantors promptly shall notify the Representatives of any such event or condition and either (i) prepare and file with the Commission an appropriate amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus so that the Registration Statement, the General Disclosure Package and the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made or then prevailing, be misleading, or so that the Registration Statement, the General Disclosure Package and the Prospectus will comply with applicable law.

(h)                                 The Company, in cooperation with the Underwriters, shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualifications in effect so long as is required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

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(i)                                     The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j)                                    The Company shall make generally available to the Company’s and the Guarantors’ security holders and to the Representatives as soon as practicable an earnings statement of the Company and its Subsidiaries (which need not be audited) that satisfies the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

(k)                                 During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) the U.S. dollar-denominated notes to be issued by the Company and the Canadian dollar-denominated notes to be issued by Molson Coors Brewing International LP, as described in the General Disclosure Package, (iii) commercial paper issued in the ordinary course of business or (iv) debt securities or warrants to purchase debt securities permitted with the prior written consent of the Representatives).

(l)                                     If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(m)                             For the period of one year following the date of this Agreement, the Company shall furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the Closing Date), to make available to the holders of the Securities consolidated summary financial information of the Company and its consolidated Subsidiaries for such quarter in reasonable detail; provided that the Company shall not be required to furnish materials pursuant to this paragraph that are filed and publicly accessible via the EDGAR database.

(n)                                 The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

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(o)                                 The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(p)                                 The Company will cooperate with the Representatives and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through Clearstream and Euroclear.

(q)                                 The Company will use commercially reasonable efforts to list the Securities on the NYSE.

6.                                      Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Company and the Guarantors agrees to pay or cause to be paid all reasonable expenses incident to the performance of their obligations under this Agreement, including: (a) the fees, disbursements and expenses of counsel and accountants to the Company and the Guarantors in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses and the Prospectus and all amendments and supplements thereto, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters, in the quantities herein above specified, (b) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (c) the filing fees of the Commission, (d) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 5(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (e) any fees charged by rating agencies for the rating of the Securities, (f) the costs and charges of the Trustee and any registrar or depositary, (g) the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority of the terms of sale of the Securities (h) all fees and expenses related to the listing of the securities on the NYSE and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled “Indemnity and Contribution,” and the last paragraph of Section 9 below, the Underwriters will pay all their own costs and expenses, including fees and disbursements of their counsel. Each of the Company and the Guarantors agrees to pay the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel

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and lodging expenses of the representatives and officers of the Company and any such consultants, and the proportionate share of the cost of any aircraft chartered in connection with the road show.

7.                                      Indemnity and Contribution.

(a)                                 Each of the Company and the Guarantors agrees:

(i)                                     to indemnify and hold harmless each Underwriter, the directors, officers, employees, agents and affiliates (within the meaning of Rule 405 under the Act) of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (B) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 herein; and

(ii)                                  to reimburse each Underwriter, each Underwriters’ directors, officers, employees, agents and affiliates and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter, such Underwriter’s director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending any such loss, claim, damage

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or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter, such Underwriter’s director, officer, employee, agent, affiliate or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)                                 Each Underwriter severally and not jointly will indemnify and hold harmless each of the Company and the Guarantors, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company or any Guarantor within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, any Guarantor or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, any such Guarantor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 herein. In the event that it is finally judicially determined that the Company was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Company will promptly return all sums that had been advanced pursuant hereto. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

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(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 7(a) and by the Company in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.  If at any time an indemnified party shall have requested an indemnifying party to

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reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.

(d)                                 To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses

26

reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f)                                   In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g)                                  Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors, officers, employees, agents or affiliates or any person controlling any Underwriter, the Company, the Guarantors, its directors or officers or any person controlling the Company or the Guarantors, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, its directors, officers, employees, agents or affiliates or any person controlling any Underwriter, or to the Company and the Guarantors, their respective directors or officers, or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.                                      Termination. This Agreement shall be subject to termination by notice given by you to the Company and the Guarantors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the NYSE or the Nasdaq Global Market, (ii) trading of any securities of the Company or the Guarantors shall have been suspended on the NYSE or the Toronto Stock Exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (iv) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred or (v) there shall

27

have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(v), such events singly or together with any other such event, makes it, in your judgment, impractical or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

9.                                      Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date, any one of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company and the Guarantors. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, General Disclosure Package or Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company and the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company and the Guarantors shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

28

10.                               BRRD.

(a)                                 Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the Company, the Guarantors and the Underwriters, the Company and the Guarantors acknowledge and accept that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledge, accept and agree to be bound by:

(i)                                     the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of an Underwriter to the Company or the Guarantors under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(A)                               the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(B)                               the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the respective Underwriter or another person, and the issue to or conferral on the Company or the Guarantors of such shares, securities or obligations;

(C)                               the cancellation of the BRRD Liability;

(D)                               the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(ii)                                  the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)                                 As used in this Agreement:

(i)                                     “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time

(ii)                                  “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

(iii)                               “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

29

(iv)                              “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

(v)                                 “BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

(vi)                              “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the respective Underwriter.

11.                               Notices. All notices and other communications under this Agreement shall be in writing and mailed, delivered or sent by facsimile transmission if sent to the Underwriters, to each of:

Merrill Lynch International
2 King Edward Street

London EC1A 1HQ
Attention: Syndicate Desk
Fax number: +44 207-995-0048

and

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
Attention: Syndicate Desk
Fax number: +44 20-7986-1927

and

UBS Limited
1 Finsbury Avenue
London EC2M 2PP
United Kingdom
Attention: Fixed Income Syndicate
Fax number: +44 207-567-4146

and

if sent to the Company or any Guarantor, to:

30

Molson Coors Brewing Company
1801 California Street, Suite 4600
Denver, Colorado 80202
Attention: Chief People and Legal Officer
Fax number: (303) 927-2416

12.                               Information Provided by Underwriters. The Company, the Guarantors and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the following statements in the Prospectus: (a) in the last paragraph of the cover page (regarding delivery of the Securities) and (b) under the heading “Underwriting” (i) the names of the respective underwriters in the table following the first paragraph (listing the Underwriters and their respective participation in the sale of the Securities), (ii) in the third paragraph (related to concessions and reallowances) and (iii) in the twenty second and twenty third paragraphs (related to price stabilization and short positions).

13.                               Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.                               Judgment Currency.  The Company and the Guarantors agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars on the business day following actual receipt by such Underwriter of any sum adjudged or ordered to be so due in the Judgment Currency with the amount of the Judgment Currency actually received by such Underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

15.                               Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.                               Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall only be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the

31

exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each Guarantor not organized in the United States irrevocably appoints Molson Coors Brewing Company as its authorized agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

17.                               Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18.                               Agreement Among Underwriters.  The execution of this Agreement by each Underwriter constitutes the acceptance of each Underwriter of the ICMA Agreement Among Managers Version 1/New York Law Schedule, subject to any amendment notified to the Underwriters in writing at any time prior to the execution of this Agreement.

19.                               Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

[Remainder of this page intentionally left blank.]

32

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOLSON COORS BREWING COMPANY

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MOLSON CANADA 2005

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

MOLSON COORS INTERNATIONAL LP
By: MOLSON COORS INTERNATIONAL GENERAL, ULC, its General Partner

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

MOLSON COORS HOLDCO INC.

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

COORS BREWING COMPANY

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

CBC HOLDCO LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

[Signature Page to the Underwriting Agreement]

CBC HOLDCO 2 LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MC HOLDING COMPANY LLC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

MOLSON COORS INTERNATIONAL GENERAL, ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

COORS INTERNATIONAL HOLDCO, ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

MOLSON COORS CALLCO ULC

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Treasurer

NEWCO3, INC.

By:	/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Vice President, Treasurer

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof by the undersigned.

MERRILL LYNCH INTERNATIONAL

By:	/s/ J. Tannenbaum
	Name:	J. Tannenbaum
	Title:	Managing Director

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ James Barnard
	Name:	James Barnard
	Title:	Delegated Signatory

UBS LIMITED

By:	/s/ Egbertus Suer
	Name:	Egbertus Suer
	Title:	Managing Director

By:	/s/ Liam Ayre
	Name:	Liam Ayre
	Title:	Director

BANK OF MONTREAL, LONDON BRANCH

By:	/s/ Robert Yeung
	Name:	Robert Yeung
	Title:	Managing Director

By:	/s/ Edward Mizuhara
	Name:	Edward Mizuhara
	Title:	Director

[Signature Page to the Underwriting Agreement]

MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC

By:	/s/ Trevor Kemp
	Name:	Trevor Kemp
	Title:	Authorized Signatory

RBC EUROPE LIMITED

By:	/s/ Ivan Browne
	Name:	Ivan Browne
	Title:	Authorized Signatory

WELLS FARGO SECURITIES INTERNATIONAL LIMITED

By:	/s/ Vid Jarc
	Name:	Vic Jarc
	Title:	DCM, Authorized Signatory

LLOYDS BANK PLC

By:	/s/ Christopher Evans
	Name:	Christopher Evans
	Title:	Associate Director

THE WILLIAMS CAPITAL GROUP, L.P.

By:	/s/ David A. Coard
	Name:	David A. Coard
	Title:	Principal

[Signature Page to the Underwriting Agreement]

Schedule I

Schedule of Underwriters

Underwriter	Principal Amount of Securities
MERRILL LYNCH INTERNATIONAL	€184,000,000
CITIGROUP GLOBAL MARKETS LIMITED	184,000,000
UBS LIMITED	184,000,000
BANK OF MONTREAL, LONDON BRANCH	56,000,000
MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC	56,000,000
RBC EUROPE LIMITED	56,000,000
WELLS FARGO SECURITIES INTERNATIONAL LIMITED	56,000,000
LLOYDS BANK PLC	12,000,000
THE WILLIAMS CAPITAL GROUP, L.P.	12,000,000

Total	€800,000,000

Sch. I-1

Schedule II

Guarantors

CBC Holdco LLC

CBC Holdco 2 LLC

Coors Brewing Company

MC Holding Company LLC

Molson Coors International LP

Molson Coors Holdco Inc.

Newco3, Inc.

Coors International Holdco, ULC

Molson Canada 2005

Molson Coors International General, ULC

Molson Coors Callco ULC

Sch. II-1

Schedule III

Final Term Sheet, a copy of which is attached as Schedule IV hereto.

Sch. III-1

Schedule IV

Filed Pursuant to Rule 433
Registration Statement No. 333-209123

Molson Coors Brewing Company

Pricing Term Sheet

€800,000,000 1.250% Senior Notes due 2024

Issuer:	Molson Coors Brewing Company (the “Issuer”)

Trade Date:	June 29, 2016

Settlement Date:	T+6, July 7, 2016

Expected Ratings*:	Baa3 (Moody’s) / BBB- (S&P)

Security:	1.250% Senior Notes due 2024

Principal Amount:	€800,000,000

Maturity Date:	July 15, 2024

Coupon:	1.250%

Benchmark Bund:	1.750% due February 15, 2024

Benchmark Bund Price and Yield:	116.48 ; -0.376%

Spread to Benchmark Bund:	+165.9 bps

Spread to Mid-Swap:	+110 bps

Mid-Swap Yield:	0.183%

Re-Offer Yield:	1.283%

Public Offering Price:	99.750%

Interest Payment Dates:	July 15 of each year, commencing on July 15, 2017

Day Count Convention:	ACTUAL/ACTUAL (ICMA)

Redemption Provisions:

Make-Whole Call:	Prior to April 15, 2024, at any time and from time to time in whole or in part, at a discount rate equal to the applicable Bund Rate (or, if greater than such Bund Rate, zero) plus 25 bps

Par Call:	At any time on or after April 15, 2024

Special Mandatory Redemption:

The notes will be redeemed in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of notes, plus accrued and unpaid interest on the principal amount of the notes to, but excluding the Special Mandatory Redemption Date, if (i) the closing of the Acquisition has not occurred on or prior to November 11, 2016 (or if, pursuant to Purchase Agreement, the Termination Date is automatically extended, the date (not later than 18 months after November 11, 2015) to which the Termination

Sch. IV-1

Date is so extended), or (ii) if, prior to such date, the Issuer notifies the Trustee in writing that it will not pursue the Acquisition.

Common Code / ISIN / CUSIP:	144097653 / XS1440976535 / 60871R AJ9

Listing:	The Issuer intends to apply to list the notes on the New York Stock Exchange

Denominations:	€100,000 x €1,000

Joint Book-Running Managers:

Merrill Lynch International

Citigroup Global Markets Limited

UBS Limited

Bank of Montreal, London Branch

Mitsubishi UFJ Securities International plc

RBC Europe Limited

Wells Fargo Securities International Limited

Co-Managers:	Lloyds Bank plc The Williams Capital Group, L.P.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Issuer’s preliminary prospectus supplement, dated June 29, 2016, to the Issuer’s base prospectus, dated January 26, 2016 (collectively, the “prospectus”).

It is expected that delivery of the notes will be made against payment therefor on or about July 7, 2016, which is the sixth business day following the date hereof (such settlement cycle being referred to as “T+6”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the notes initially will settle in T+6, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes on the date of pricing or the next two succeeding business days should consult their own advisors.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch International toll-free at 1-800-294-1322, Citigroup Global Markets Limited toll-free at 1-800-831-9146 or UBS Limited at (+44) 20 7567 2477.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Sch. IV-2

Exhibit A

[FORM OF OPINION FROM KIRKLAND & ELLIS LLP]

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

UBS Limited

1 Finsbury Avenue

London EC2M 2PP

United Kingdom

Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

MUFG Securities EMEA
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

Ex. A-1

Lloyds Bank plc
10 Gresham Street
London, EC2V 7AE
United Kingdom

The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Re:                             €800,000,000 1.250% Senior Notes due 2024

Ladies and Gentlemen:

We are issuing this letter in our capacity as counsel for and at the request of Molson Coors Brewing Company, a Delaware corporation (the “Company”), in response to the requirement in Section 4(e) of the Underwriting Agreement dated June 29, 2016 (the “Underwriting Agreement”) among the Company, the guarantors party thereto and Merrill Lynch International, Citigroup Global Markets Limited, UBS Limited, Bank of Montreal, London Branch, MUFG Securities EMEA plc, RBC Europe Limited, Wells Fargo Securities International Limited, Lloyds Bank plc and The Williams Capital Group, L.P. (collectively, “you” or the “Underwriters”) in connection with the Company’s proposal to issue and sell to the Underwriters €800,000,000 aggregate principal amount of its 1.250% Senior Notes due 2024 (the “Notes”) to be guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the Company’s subsidiaries listed on Exhibit A hereto and such other subsidiaries as may be required from time to time pursuant to the Indenture (as defined below) (collectively, the “Guarantors”).

In connection with the preparation of this opinion, we have among other things read:

(i)            the Registration Statement on Form S-3 (Registration No. 333-209123) filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 26, 2016, including the documents incorporated therein by reference (the “Registration Statement”), for the purpose of registering an offering of securities under the Securities Act of 1933, as amended (the “Securities Act”);

(ii)           the base prospectus, dated January 26, 2016, contained in the Registration Statement, including the documents incorporated therein by reference (the “Base Prospectus”), as supplemented by the preliminary prospectus supplement of the Company, dated June 29, 2016, covering the offer and sale of the Securities (as so supplemented, the “Preliminary Prospectus”);

(iii)          the final prospectus supplement of the Company, dated June 29, 2016, covering the offer and sale of the Securities (together with the Base Prospectus, the “Prospectus”);

Ex. A-2

(iv)          the free writing prospectus identified in Schedule III to the Underwriting Agreement (collectively with the Preliminary Prospectus, the “Time of Sale Prospectus”);

(v)           an executed copy of the Underwriting Agreement;

(vi)          an executed copy of the Indenture governing the Securities (the “Base Indenture”), dated as of July 7, 2016, and the first supplemental indenture thereto (together with the Base Indenture, the “Indenture”), dated as of July 7, 2016, in each case, among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”);

(vii)         a specimen of the 1.250% Notes due 2024 of the Company;

(viii)        certified copies of the resolutions of the Board of Directors of the Company (the “Board”) dated February 24, 2016 and the resolutions of the finance committee of the Board dated February 24, 2016;

(ix)          a certified copy of the resolutions or written consent, as applicable, of the board of directors, the board of managers, the general partner or the managing member, as applicable, of each of the Guarantors dated June 24, 2016;

(x)           the certificates of incorporation of the Company and Molson Coors Holdco Inc. (“MC Holdco”) and the certificate of limited partnership of Molson Coors International LP (“MCILP” and, together with MC Holdco, the “Covered Guarantors”), each as certified by the Secretary of State of the State of Delaware, and certified copies of the Third Amended and Restated Bylaws of the Company, the Amended and Restated Bylaws of MC Holdco and the Limited Partnership Agreement of MCILP, each as in effect on the date hereof (collectively referred to herein as the “Delaware Governing Documents”);

(xi)          a certificate of good standing from the Secretary of State of the State of Delaware dated June 6, 2016 and a bring-down certificate relating thereto dated the date hereof, with respect to each of the Company and the Covered Guarantors (collectively, the “Delaware Certificates”);

(xii)         copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Securities under the Underwriting Agreement;

(xiii)        copies of the contracts listed on Exhibit B hereto (the “Specified Contracts”); and

(xiv)        such other records, certificates and documents as we have deemed necessary or appropriate in order to deliver the opinions set forth herein.

The term “Transaction Documents” is used in this letter to refer collectively to the Underwriting Agreement, the Indenture (including the Guarantees provided for therein) and the Securities. The entities listed on Exhibit A hereto, other than the Covered Guarantors, are referred to herein as the “Non-Covered Guarantors.” Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

Ex. A-3

1.                                      Based solely upon our review of the Delaware Certificates, each of the Company and MC Holdco is in good standing under the laws of the State of Delaware and has a legal corporate existence and MCILP is in good standing under the laws of the State of Delaware and has a legal existence.

2.                                      Each of the Company and the Covered Guarantors has the corporate or limited partnership power and authority, as applicable, to own its properties and conduct its business as described in the Time of Sale Prospectus and the Prospectus.

3.                                      The Indenture has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors, and to the extent execution and delivery are governed by the laws of the State of New York, the Indenture  has been duly executed and delivered by the Non-Covered Guarantors, and, assuming due authorization, execution and delivery of the Indenture by the Trustee and due authorization, execution and delivery of the Indenture by the Non-Covered Guarantors under laws other than Specified Laws, the Indenture is a valid and binding obligation of the Company and each Guarantor and is enforceable against the Company and each Guarantor in accordance with its terms.

4.                                      The Securities have been duly authorized, executed and delivered by the Company, and when paid for by the Underwriters in accordance with the terms of the Underwriting Agreement (assuming due authorization, execution and delivery of the Indenture by the Trustee, due authorization, execution and delivery of the Indenture by the the Non-Covered Guarantors under laws other than Specified Laws and due authentication, execution and delivery of the Securities by the Trustee in accordance with the Indenture), will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

5.                                      The Guarantees of the Covered Guarantors set forth in the Indenture have been duly authorized, executed and delivered by the Covered Guarantors and, when the Securities have been paid for by the Underwriters in accordance with the terms of the Underwriting Agreement (assuming due authorization, execution and delivery of the Indenture by the Trustee, due authorization, execution and delivery of the Indenture by the the Non-Covered Guarantors under laws other than Specified Laws and due authentication, execution and delivery of the Securities by the Trustee in accordance with the Indenture), will be valid and binding obligations of the Covered Guarantors, enforceable against the Covered Guarantors in accordance with their terms.

6.                                      Neither the Company nor any of the Guarantors is required to obtain any consent, approval, authorization or order of any governmental agency under any Specified Law for the execution, delivery and performance by the Company or the Guarantors, as applicable, of their obligations under the Transaction Documents, or the issuance and sale of the Securities by the Company under the Underwriting Agreement and the Indenture. (The advice in this paragraph is referred to herein as the “No Consent Opinion”).

Ex. A-4

7.                                      The Registration Statement, when it became effective, and the Prospectus, as of June 29, 2016, each appeared on their face to have complied as to form in all material respects to the requirements of the Securities Act and the rules and regulations promulgated thereunder, except that, in each case, we do not express any opinion (i) as to any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information, in each case, in (or omitted from) the Registration Statement or the Prospectus; (ii) as to the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report on internal controls; or (iii) as to the Form T-1.

8.                                      The issuance of the Securities, the execution and delivery of the Transaction Documents by the Company and the Guarantors, as applicable, do not (i) result in any breach of the Delaware Governing Documents, (ii) violate or conflict with any judgment, decree or order identified to us by the Company of any court or any judicial, regulatory or other legal or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their respective properties, or (iii) conflict with or constitute or result in a breach, violation or default of any Specified Law or any Specified Contract unless such conflict, breach, violation or default has been waived by the party or parties with power to waive such conflict, breach, violation or default; provided that this letter does not cover any financial calculation or test. (The advice in this paragraph is referred to herein as the “No Conflicts Opinion”).

9.                                      The Underwriting Agreement has been duly authorized, executed and delivered by the Company and each Covered Guarantor, and, to the extent execution and delivery are governed by the laws of the State of New York, duly executed and delivered by the Non-Covered Guarantors.

10.                               The statements under the captions “Description of the Notes” and “Certain Material U.S. Federal Income Tax Considerations” in the Time of Sale Prospectus and the Prospectus, insofar as such statements constitute a summary of U.S. laws or U.S. governmental rules or regulations or the terms of the Indenture and the Securities, are accurate in all material respects.

11.                               None of the Company or the Guarantors is and, immediately after the sale of the Securities to the Underwriters and application of the net proceeds therefrom as described in the Time of Sale Prospectus and in the Prospectus under the caption “Use of Proceeds,” none of the Company or the Guarantors will be, an “investment company” required to register as such under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

12.                               The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder.

Ex. A-5

13.                               Each of the Company and the Covered Guarantors has the corporate or limited partnership power and authority, as applicable, to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.

14.                               The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 (the “Quarterly Report”), as filed with the Commission, each appeared on its face to have complied as to form in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder,  except that we do not express any opinion (i) as to any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information, in each case, in (or omitted from) the Annual Report or the Quarterly Report; and (ii) as to the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report on internal controls.

15.                               Under the laws of the State of New York relating to personal jurisdiction, each Non-Covered Guarantor has, pursuant to Section 16 of the Underwriting Agreement, validly submitted to the personal jurisdiction of any U.S. Federal or state court in the County of New York in any claim arising out of or relating to the Underwriting Agreement, and service of process effected on a Non-Covered Guarantor, in accordance with Section 15 of the Underwriting Agreement, will be effective to confer valid personal jurisdiction over such Non-Covered Guarantor in any action pursuant to the Underwriting Agreement, provided, however, we express no opinion as to the subject matter jurisdiction of any such court over any such action.

* * * * * * * * *

Assuming the accuracy of the representations and warranties of the Company with respect to factual matters set forth in the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 under the Securities Act.  Based solely on our review of the list of stop orders contained on the Commission’s website at http://www.sec.gov/litigation/stoporders.shtml at 8:00 a.m. Eastern Standard Time on the date hereof, we have electronically confirmed that no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act.  To our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Except for the activities described in this letter, we have not undertaken any investigation to determine the facts upon which the advice in this letter is based. We have not undertaken any search of court records for purposes of this letter. We have assumed for purposes of this letter: (i) each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the parties thereto (other than the Company and the Covered Guarantors) had the power, corporate or other, to enter

Ex. A-6

into and perform all obligations thereunder; that each such document was duly authorized by all requisite corporate action of parties (other than the Company and the Covered Guarantors) and that such documents were duly executed and delivered by each party thereto other than the Company and the Covered Guarantors; (ii) that the Underwriting Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no assumption with respect to the internal laws of the State of New York as such laws relate to the Company and the Guarantors), and that each party to any document is in good standing and duly incorporated or organized under the laws of the state of its incorporation or organization (except that we make no such assumption with respect to the Company and the Covered Guarantors); and (iii) that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter. We have also made other assumptions which we believe to be appropriate for purposes of this letter. We express no opinion in this letter with regard to the creation, perfection, priority, enforceability or enforcement of any security interest or lien.

In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Company, the Guarantors or their representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

While we have reviewed certain corporate and other records and other documents specifically identified at the beginning of this letter as having been read by us, we have not undertaken any other investigation to determine the facts upon which the advice in this letter is based. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention, such advice is based entirely on the actual knowledge at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis LLP at that time who have devoted substantive attention to the negotiation or preparation of the Transaction Documents, the Time of Sale Prospectus and the Prospectus and the due diligence associated therewith after consultation with the other lawyers in our firm that have represented the Company or the Guarantors on other matters as we have deemed appropriate.

Each opinion (an “enforceability opinion”) in this letter that any particular contract is a valid and binding obligation or is enforceable in accordance with its terms is subject to: (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity; and (iii) other commonly recognized statutory and judicial constraints on enforceability including statutes of limitations. In addition, we do not

Ex. A-7

express any opinion as to the enforceability of any rights to contribution or indemnification which may be violative of public policy underlying any law, rule or regulation (including federal or state securities law, rule or regulation). “General principles of equity” include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; principles which may permit a party to cure a material failure to perform its obligations; and principles affording equitable defenses such as waiver, laches and estoppel. It is possible that terms in a particular contract covered by our enforceability opinion may not prove enforceable for reasons other than those explicitly cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent the party entitled to enforce that contract from realizing the principal benefits purported to be provided to that party by the terms in that contract which are covered by our enforceability opinion.

The enforceability opinion related to the Guarantees in the Indenture is further subject to the effect of rules of law that may render guarantees unenforceable under circumstances where, in the absence of an effective consent or waiver by the Guarantors (as to which we express no opinion herein), actions, failures to act or waivers, amendments or replacement of the Indenture or the Securities so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between the trustee and the Company or Guarantors, which is substantially and materially different from that presently contemplated by the Indenture and the Securities.

Except as set forth in the following sentence, our advice on every legal issue addressed in this letter is based exclusively on the internal law of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States (except that we do not opine as to the federal securities laws with respect to the No Conflicts Opinion and the No Consent Opinion), without our having made any investigation as to the applicability of any specific law unless such advice specifically references a specific law (the “Specified Laws”), and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. None of the opinions or other advice contained in this letter considers or covers, and the term “Specified Law” does not include: (i) any antifraud laws, rules or regulations, (ii) any state securities (or “blue sky”) laws, rules or regulations, (iii) laws, rules or regulations with respect to any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information derived therefrom set forth in (or omitted from) the Time of Sale Prospectus or the Prospectus, (iv) any laws, rules or regulations of the Financial Industry Regulatory Authority, Inc. and (v) any laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Underwriting Agreement including any regulatory laws or requirements, such as those with respect to gaming and similar laws, specific to the industry in which you or the Company or the Guarantors are engaged. We express no opinion as to what law might be applied by any courts to

Ex. A-8

resolve any issue addressed by our opinion and we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually be applied to resolve issues which may arise. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case and would also depend on how the court involved chose to exercise the wide discretionary authority generally available to it. This letter is not intended to guarantee the outcome of any legal dispute that may arise in the future.

None of the opinions or other advice contained in this letter covers or otherwise addresses any of the following types of provisions which may be contained in the Transaction Documents: (i) provisions mandating contribution towards judgments or settlements among various parties; (ii) waivers of benefits and rights to the extent they cannot be waived under applicable law; (iii) provisions providing for liquidated damages, late charges and prepayment charges, in each case if deemed to constitute penalties; (iv) provisions which might require indemnification or contribution in violation of general principles of equity or public policy, including, without limitation, indemnification or contribution obligations which arise out of the failure to comply with applicable state or federal securities laws; or (v) requirements in the Transaction Documents specifying that provisions thereof may only be waived in writing (these provisions may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents). We note that some of the Specified Contracts are governed by laws other than the Specified Laws; our opinions with respect to the Specified Contracts are based on our understanding of the plain language of the Specified Contracts on their face without regard to the laws under which they would be construed, and we do not express any opinion with respect to the validity, enforceability or binding nature of such Specified Contracts and we do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding. Our opinions with respect to the Specified Contracts are based on the copies of such Specified Contracts delivered to us by the Company. This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Underwriting Agreement.

This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

This letter is being furnished to you solely in your capacity as underwriters in connection with the sale of the Securities to you pursuant to the Underwriting Agreement and may only be relied upon by you in your capacity as underwriters. Without our written consent: (i) no person (including any person that acquires Securities from you) other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, offering memorandum, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might

Ex. A-9

encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Very truly yours,

KIRKLAND & ELLIS LLP

Ex. A-10

EXHIBIT A

Guarantors

Delaware Guarantors

Molson Coors International LP, a Delaware limited partnership

Molson Coors Holdco Inc., a Delaware corporation

Non-Covered Guarantors

Coors Brewing Company, a Colorado corporation

CBC Holdco LLC, a Colorado limited liability company

CBC Holdco 2 LLC, a Colorado limited liability company

MC Holding Company LLC, a Colorado limited liability company

Newco3, Inc., a Colorado corporation

Coors International Holdco, ULC, a Nova Scotia unlimited liability company

Molson Canada 2005, an Ontario partnership

Molson Coors International General, ULC, a Nova Scotia unlimited liability company

Molson Coors Callco ULC, a Nova Scotia unlimited liability company

Ex. A-11

EXHIBIT B

Specified Contracts

1.                                      Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee, as amended or supplemented by:

a)             First Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

b)             Second Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee, and

c)              Third Supplemental Indenture, dated as of May 13, 2016, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.

2.                                      Indenture, dated as of October 6, 2010, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee, as amended or supplemented by:

a)             First Supplemental Indenture, dated as of October 6, 2010, to the Indenture dated October 6, 2012, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

b)             Second Supplemental Indenture, dated as of December 25, 2010, to the Indenture dated October 6, 2010, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

c)              Third Supplemental Indenture, dated as of March 8, 2011, to the Indenture dated October 6, 2010, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

d)             Fourth Supplemental Indenture, dated as of November 11, 2011, to the Indenture dated October 6, 2010, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

e)              Fifth Supplemental Indenture, dated as of May 3, 2012, to the Indenture dated October 6, 2010, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee,

Ex. A-12

f)               Sixth Supplemental Indenture, dated as of June 15, 2012, to the Indenture dated October 6, 2010, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee, and

g)              Seventh Supplemental Indenture, dated as of May 13, 2016, to the Indenture dated October 6, 2010, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.

3.                                      Indenture, dated as of May 3, 2012, by and among the Company, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, as amended or supplemented by:

a)             First Supplemental Indenture, dated as of May 3, 2012, to the Indenture dated May 3, 2012, by and among the Company, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee,

b)             Second Supplemental Indenture, dated as of June 15, 2012, to the Indenture dated May 3, 2012, by and among the Company, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, and

c)              Third Supplemental Indenture, dated as of May 13, 2016, to the Indenture dated May 3, 2012, by and among the Company, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.

4.                                      Credit Agreement, dated as of June 18, 2014, by and among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and an Issuing Bank, Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent, and Bank of America, N.A., as an Issuing Bank, as amended by:

a)             First Amendment, dated as of December 16, 2015, to that certain Credit Agreement, dated as of June 18, 2014, by and among Molson Coors Brewing Company, Molson Coors International LP, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors Brewing Company (UK) Limited, the lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent.

5.                                      Subsidiary Guarantee Agreement, dated as of June 18, 2014, among Molson Coors Brewing Company, Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Newco3, Inc., Molson Coors Holdco Inc., Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC,

Ex. A-13

Molson Coors Calico ULC, Molson Coors Canada Holdco, ULC, Molson Holdco, ULC, 3230600 Nova Scotia Company ULC, Molson Canada 2005, Molson Coors Canada Inc., Molson Inc., Molson Coors Brewing Company (UK) Limited, Molson Coors Holdings Limited, Golden Acquisition, Molson Coors (UK) Holdings LLP, and Deutsche Bank AG New York Branch, as Administrative Agent.

6.                                      Joint Venture Agreement, dated December 20, 2007, by and among Molson Coors Brewing Company, Coors Brewing Company, SABMiller plc, Miller Brewing Company, and MillerCoors LLC, as amended by:

a)             Amendment No. 1 to Joint Venture Agreement dated as of April 4, 2008, to the Joint Venture Agreement dated December 20, 2007, by and among Molson Coors Brewing Company, Coors Brewing Company, SABMiller plc, Miller Brewing Company, and MillerCoors LLC,

b)             Amendment No. 2 to Joint Venture Agreement dated as of April 4, 2008, to the Joint Venture Agreement dated December 20, 2007, by and among Molson Coors Brewing Company, Coors Brewing Company, SABMiller plc, Miller Brewing Company, and MillerCoors LLC, and

c)              Amendment No. 3 to Joint Venture Agreement dated as of July 1, 2008, to the Joint Venture Agreement dated December 20, 2007, by and among Molson Coors Brewing Company, Coors Brewing Company, SABMiller plc, Miller Brewing Company, and MillerCoors LLC.

7.                                      Form of Commercial Paper Dealer Agreement.

8.                                      364-Day Bridge Loan Agreement, dated as of December 16, 2015, by and among Molson Coors Brewing Company, the lenders party thereto and Citibank, N.A., as Administrative Agent.

9.                                      Term Loan Agreement, dated as of December 16, 2015, by and among Molson Coors Brewing Company, the lenders party thereto and Citibank, N.A., as Administrative Agent.

10.                               Purchase Agreement, dated as of November 11, 2015, by and between Anheuser-Busch InBev SA/NV and Molson Coors Brewing Company, as amended by:

(a)         Amendment No. 1 to Purchase Agreement, dated as of March 25, 2016,    between Anheuser-Busch Inbev SA/NV and Molson Coors Brewing Company.

Ex. A-14

[FORM OF NEGATIVE ASSURANCE LETTER FROM KIRKLAND & ELLIS LLP]

July 7, 2016

Merrill Lynch International

2 King Edward Street
London EC1A 1HQ
United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

UBS Limited

1 Finsbury Avenue
London EC2M 2PP
United Kingdom

Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

MUFG Securities EMEA
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

Lloyds Bank plc
10 Gresham Street
London, EC2V 7AE
United Kingdom

Ex. A-15

The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Re:                             Offering of €800,000,000 1.250% Senior Notes due 2024 (the “Securities”) of Molson Coors Brewing Company

Ladies and Gentlemen:

We are issuing this letter in our capacity as special counsel for and at the request of Molson Coors Brewing Company (the “Company”), a Delaware corporation, in response to the requirement in Section 4(e) of the Underwriting Agreement dated dated June 29, 2016 (the “Underwriting Agreement”) by and among the Company, the guarantors party thereto and Merrill Lynch International, Citigroup Global Markets Limited, UBS Limited, Bank of Montreal, London Branch, MUFG Securities EMEA plc, RBC Europe Limited, Wells Fargo Securities International Limited, Lloyds Bank plc and The Williams Capital Group, L.P. (collectively, “you” or the “Underwriters”).

In the above capacity, we have reviewed (i) the Time of Sale Information (as defined below), (ii) the registration statement on Form S-3 (Registration No. 333-209123) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2016, (iii) the base prospectus, dated January 26, 2016, included in the Registration Statement and the documents incorporated by reference therein (the “Base Prospectus”), as supplemented by the preliminary prospectus supplement of the Company, dated June 29, 2016, and the documents incorporated by reference therein (as so supplemented, the “Preliminary Prospectus”), relating to the issuance and sale of the Securities, and (iv) the final prospectus supplement of the Company, dated June 29, 2016, and the documents incorporated by reference therein, relating to the issuance and sale of the Securities (together with the Base Prospectus, the “Final Prospectus”). For purposes of this letter, “Time of Sale Information” means collectively, the Preliminary Prospectus and the free writing prospectus, dated June 29, 2016, containing the terms of the Securities and attached hereto as Annex A.

The purpose of our professional engagement was not to establish factual matters, and the preparation of the Time of Sale Information, the Final Prospectus and the Registration Statement involved many determinations of a wholly or partially nonlegal character.  Except to the extent otherwise explicitly indicated in numbered paragraph 10 of our other letter to you dated the date hereof with respect to the issuance of the Securities, we have not independently verified, and do not assume any responsibility for, the accuracy, completeness or fairness of the Time of Sale Information, the Final Prospectus and the Registration Statement and make no representation that the actions taken in connection with the preparation and review of the Time of Sale Information, the Prospectus and the Registration Statement were sufficient to cause the Time of Sale Information, the Final Prospectus and the Registration Statement to be accurate, complete or fair.

Ex. A-16

We can, however, confirm that we have participated in the preparation of the Time of Sale Information, the Final Prospectus and the Registration Statement, other than any documents specifically incorporated by reference therein, and have participated in conferences with representatives of the Company, other counsel for the Company, representatives of the independent accountants of the Company, you and your representatives and counsel during which disclosures in the Time of Sale Information, the Final Prospectus and the Registration Statement and related matters were discussed, and have reviewed such other documents as we deemed appropriate.

Based on the foregoing (relying as to matters of fact to a large extent on statements of officers and other representatives of the Company), we can advise you that nothing has come to our attention that has caused us to conclude that (a) the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Time of Sale Information as of 3:45 p.m. (London time) on June 29, 2016, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Final Prospectus as of its date or the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This letter does not consider or cover, and we do not express any view with respect to, (i) any financial statements or supporting schedules (or any notes to any such statements) or other financial information set forth in (or omitted from) the Time of Sale Information, the Final Prospectus and the Registration Statement, or (ii) any exhibits to the Registration Statement.  The advice in this letter is limited to the federal securities laws of the United States of America. This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent advice.

This letter may be relied upon by you solely in your capacity as underwriters in connection with the closing under the Underwriting Agreement occurring today. Without our written consent: (i) no person (including any person that acquires any Securities from you) other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Very truly yours,

Kirkland & Ellis LLP

Ex. A-17

ANNEX A

[Attached.]

Ex. A-18

Exhibit B

[FORM OF OPINION OF PERKINS COIE LLP]

[•], 2016

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ
United Kingdom

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London, E14 5LB
United Kingdom

UBS Limited
1 Finsbury Avenue
London, EC2M 2PP
United Kingdom

Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

MUFG Securities EMEA plc
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

Lloyds Bank plc
10 Gresham Street

Ex. B-1

London, EC2V 7AE
United Kingdom

The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Re:                             Euro Notes Offering - Colorado Local Counsel Opinion

Ladies and Gentlemen:

We have acted as local Colorado counsel to Coors Brewing Company, a Colorado corporation (“CBC”), Newco3, Inc., a Colorado corporation (“Newco”), CBC Holdco LLC, a Colorado limited liability company (“Holdco”), CBC Holdco 2 LLC, a Colorado limited liability company (“Holdco 2”), and MC Holding Company LLC, a Colorado limited liability company (“MCC”, and together with CBC, Newco, Holdco and Holdco 2, the “Colorado Guarantors”), in connection with the Underwriting Agreement, dated [•], 2016 (the “Underwriting Agreement”) by and among Molson Coors Brewing Company, a Delaware corporation (“Parent”), the Colorado Guarantors, the other subsidiary guarantors named therein, and Merrill Lynch International, Citigroup Global Markets Limited, UBS Limited, Bank of Montreal, London Branch, MUFG Securities EMEA plc, RBC Europe Limited, Wells Fargo Securities International Limited, Lloyds Bank plc and The Williams Capital Group, L.P. (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriters €[•] aggregate principal amount of its [•]% Senior Notes due 20[•] to be guaranteed (the “Guarantees”) on a senior unsecured basis by the Colorado Guarantors and each of the Company’s other subsidiaries listed on Schedule II to the Underwriting Agreement. This opinion is being furnished to you pursuant to Section 4(f) of the Underwriting Agreement.  Capitalized terms used without definition in this opinion have the meanings given to them in the Underwriting Agreement.

A.            Documents and Matters Examined

In connection with this opinion letter, we have examined originals or copies of such documents, records, certificates of public officials and certificates of officers and representatives of the Company as we have considered necessary to provide a basis for the opinions expressed herein, including the following:

A-1         The Underwriting Agreement, and executed counterparts of the Underwriting Agreement;

Ex. B-2

A-2         The Indenture, dated [•], 2016, by and among the Parent, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated [•], 2016 (as supplemented, the “Indenture”), and executed counterparts of the Indenture;

A-3         The articles of incorporation, articles of organization, bylaws and limited liability company agreements of each of the Colorado Guarantors, as applicable, as amended to date (the “Organizational Documents”);

A-4         The minutes of the meetings of, or actions by written consent of, the governing body of each of the Colorado Guarantors, relating to the transactions contemplated by the Underwriting Agreement and the Guarantees (the “Transactions”);

A-5         The secretary’s certificates dated as of the date hereof delivered to you in connection with the Underwriting Agreement; and

A-6         Certificates of the Secretary of State of the State of Colorado as to the incorporation or formation, as applicable, and good standing of each of the Colorado Guarantors under the laws of the State of Colorado as of [•], 2016 (the “Good Standing Certificates”), attached in Exhibit A hereto.

The Underwriting Agreement and the Indenture are collectively referred to herein as the “Transaction Documents”.

As to matters of fact material to the opinions expressed herein, we have relied on (a) information in public authority documents (and all opinions based on public authority documents are as of the date of such public authority documents and not as of the date of this opinion letter), (b) information provided in certificates of officers/representatives of the Company, and (c) the representations and warranties of the Company in the Underwriting Agreement.  We have not independently verified the facts so relied on.

B.            Assumptions

We have relied, without investigation, on the following assumptions:

B-1         Original documents reviewed by us are authentic, copies of original documents reviewed by us conform to the originals and all signatures on executed documents are genuine.

B-2         All individuals have sufficient legal capacity to perform their functions with respect to the Transaction Documents and the Transactions.

B-3         None of the Colorado Guarantors engage in a business that is a regulated type of business, including, without limitation, banking, insurance or a public utility.

B-4         The Transaction Documents and the other documents reviewed by us are valid and binding obligations of each party thereto, including the Colorado Guarantors, enforceable against such parties in accordance with their terms. Each such party has complied with all legal

Ex. B-3

requirements pertaining to its status relevant to its right to enforce the Transaction Documents and the other documents reviewed by us against the other parties thereto.

B-5         The loan contemplated by the Transaction Documents is primarily for commercial, investment or business purposes and not for personal, family or household purposes.

C.            Opinions

Based on the foregoing and subject to the qualifications and exclusions stated below, we express the following opinions:

C-1         Based solely on the Good Standing Certificates, (i) each of CBC and Newco is a corporation validly existing and in good standing under the laws of the State of Colorado, and (ii) each of Holdco, Holdco 2 and MCC is a limited liability company validly existing and in good standing under the laws of the State of Colorado.

C-2         Each Colorado Guarantor has the corporate or entity power and authority, as applicable, to enter into and perform its obligations under the Transaction Documents.  The Transaction Documents have been duly authorized by all necessary corporate or entity action, as applicable, on the part of each Colorado Guarantor that is a party thereto, and have been duly executed and delivered by each Colorado Guarantor that is a party thereto.

C-3         The execution and delivery by each of the Colorado Guarantors of the Transaction Documents and the consummation of the Transactions do not (a) violate statutory laws that counsel exercising customary professional judgment would in our experience be typically applicable to agreements similar to the Transaction Documents and transactions similar to the Transactions; (b) violate the Organizational Documents of any Colorado Guarantor, or (c) breach or violate any court order listed on Exhibit B hereto (“Material Court Orders”), which list was provided by the Company in response to our request for a list of all material court orders binding on the Colorado Guarantors, except for any such violation or conflict which, individually or in the aggregate, would not have a Material Adverse Effect or materially affect the ability of any of the Colorado Guarantors from performing its obligations under the Transaction Documents.

C-4         No consent, approval, authorization or other action by, or filing with, any governmental authority is required in connection with the execution and delivery by any of the Colorado Guarantors of the Transaction Documents and consummation of the Transactions.

D.            Qualifications; Exclusions

D-1         We express no opinion as to the following matters, or the effect, if any, that they may have on the opinions expressed herein:

(a) federal securities laws and regulations, state “blue sky” laws and regulations, the Investment Company Act, the Trust Indenture Act, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

Ex. B-4

(b) federal and state laws and regulations dealing with (i) antitrust and unfair competition; (ii) filing and notice requirements (e.g. Hart-Scott-Rodino), other than requirements applicable to charter-related documents such as a certificate of merger and except to the extent expressly noted to the contrary in this opinion letter; (iii) environmental matters; (iv) land use and subdivisions; (v) tax; (vi) patents, copyrights, trademarks and intellectual property; (vii) governmental procurement; (viii) racketeering; (ix) health and safety; (x) labor and employment; (xi) national and local emergencies; (xii) requirements and provisions of the USA Patriot Act or Foreign Corrupt Practices Act, terrorism, foreign assets control, and foreign investment review or approval, (xiii) possible judicial deference to acts of sovereign states; (xiv) criminal and civil forfeiture; (xv) statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud, wire fraud and money laundering statutes); (xvi) privacy; and (xvii) regulation of lenders or the conduct of the business of lenders and that may relate to the Transaction Documents or the Transactions;

(c) Federal Reserve Board margin regulations;

(d) compliance with fiduciary duty requirements;

(e) the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, cities, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), and judicial decisions to the extent that they deal with any such statutes, ordinances, administrative decisions, rules or regulations;

(f) fraudulent transfer and fraudulent conveyance laws;

(g) pension and employee benefit laws and regulations;

(h) each of the Colorado Guarantors’ title to or the condition of title of any property; and

(i) the creation, attachment, perfection, priority or enforcement of liens or encumbrances.

D-2         We express no opinion as to compliance with the anti-fraud provisions of applicable securities laws.

D-3         We express no opinion as to validity, binding effect or enforceability of any right under the Transaction Documents.

D-4         With respect to our opinion in C-4 above, we express no opinion with respect to any consents, approvals, authorizations, orders, filings, registrations or qualifications required by the securities laws and regulations of the United States, the blue sky laws and regulations of the various states and other jurisdictions within the United States, the securities laws of any jurisdiction outside of the United States or the Financial Industry Regulatory Authority, Inc. for the issuance and sale of

Ex. B-5

the Securities and compliance by each of the Colorado Guarantors with the provisions of the Transaction Documents.

For purposes of expressing the opinions herein, (a) we have examined, to the extent applicable, the laws of the State of Colorado, (b) we have assumed that those laws govern the construction, interpretation and enforcement of the Transaction Documents, whether or not any of the Transaction Documents includes a choice-of-law provision stipulating the application of the laws of some other jurisdiction and (c) our opinions are limited to such laws.  We have not reviewed, nor are our opinions in any way predicated on an examination of, the laws of any other jurisdiction, and we expressly disclaim responsibility for advising you as to the effect, if any, that the laws of any other jurisdiction may have on the opinions set forth herein.

The opinions expressed herein (a) are limited to matters expressly stated herein, and no other opinions may be implied or inferred, including that we have performed any actions in order to provide the legal opinions and statements contained herein other than as expressly set forth herein and (b) are as of the date hereof (except as otherwise noted above).  We disclaim any undertaking or obligation to update these opinions for events and circumstances occurring after the date hereof (including changes in law or facts, or as to facts relating to prior events that are subsequently brought to our attention) or to consider their applicability or correctness as to persons or entities other than the addressees.

This opinion letter is being rendered only to you and is solely for your benefit in connection with the Transactions. This opinion letter may not be used or relied on for any other purpose or by any other person or entity without our prior written consent.  You may refer to and produce a copy of this opinion letter in connection with the review of the Transactions by a regulatory agency having supervisory authority over you, in connection with the assertion of a claim or defense as to which this opinion letter is relevant and necessary, and in response to a court order.

Very truly yours,

PERKINS COIE LLP

Ex. B-6

EXHIBIT A

GOOD STANDING CERTIFICATES

See attached.

Ex. B-7

EXHIBIT B

MATERIAL COURT ORDERS

[None.]

Ex. B-8

Exhibit C

[FORM OF OPINION OF COX & PALMER]

•, 2016

The persons listed on the attached Schedule A (the “Underwriters”)

-   and -

Davies Ward Phillips & Vineberg LLP
40th Floor
155 Wellington Street West
Toronto, ON M5V 3J7

-   and -

McCarthy Tetrault LLP
Suite 2500
1000 De La Gauchetiere Street W.
Montreal, QC H3B 0A2

-   and -

Molson Coors Brewing Company

1225 — 17th Street, Suite 3200

Denver, CO 80202

-   and -

Deutsche Bank Trust Company Americas
[•]

Dear Sirs/Mesdames:

Re:                             Public Offering of Notes by Molson Coors Brewing Company (“Molson Coors”)

We have acted as local counsel to Coors International Holdco, ULC (“NSULC1”), Molson Coors Callco ULC (“NSULC2”), and Molson Coors International General, ULC (“NSULC3” and collectively with NSULC1 and NSULC2, the “NS Subsidiary Guarantors”)  in the Province of Nova Scotia (the “Province”) in connection with the issue and sale today by Molson Coors of €• aggregate principal amount of •% Senior Notes due • (the “EUR Notes”),

Ex. C-1

to be guaranteed by certain subsidiaries of Molson Coors, including the NS Subsidiary Guarantors pursuant to an underwriting agreement (the “EUR Notes Underwriting Agreement”), dated •, 2016, among, inter alios, Molson Coors, the NS Subsidiary Guarantors, the other guarantors named in Schedule II thereto and the Underwriters.

The EUR Notes are being issued pursuant to the provisions of a base trust indenture (the “Base Indenture”), dated as of •, 2016, among, Molson Coors, the NS Subsidiary Guarantors, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and paying agent for the EUR Notes, as supplemented by a first supplemental indenture, dated as of •, 2016, in respect of the EUR Notes (the “First Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”).

This opinion is provided to the Underwriters pursuant to Section 4(g) of the EUR Notes Underwriting Agreement.

In this regard, we have examined copies of the following:

a)             the EUR Notes Underwriting Agreement;

b)             the Indenture;

c)              certificates of status (collectively, the “Certificates of Status”) for each of the NS Subsidiary Guarantors issued on behalf of the Registrar of Joint Stock Companies for the Province, each dated •, 2016;

d)             the memorandum of association and the articles of association of each of the NS Subsidiary Guarantors (collectively, the “Constating Documents”);

e)              resolutions of the directors of each of the NS Subsidiary Guarantors, each dated •, 2016, authorizing the execution and delivery of the NS Subsidiary Guarantor Documents (as that term is defined below); and

f)               certificates of an officer of each of the NS Subsidiary Guarantors, each dated •, 2016 (collectively, the “Officer’s Certificates”).

The documents noted in subsections (a) and (b) above are sometimes collectively referred to herein as the “NS Subsidiary Guarantor Documents”.

We have also examined the originals or copies, certified or otherwise identified to our satisfaction, of such public and corporate records, certificates, instruments and other documents and have considered such questions of law as we have deemed necessary as a basis for the opinions hereinafter expressed.

Ex. C-2

In stating our opinion, we have assumed:

a)             the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as notarial, certified, telecopies, conformed or reproduction copies thereof and the authenticity of the originals of such documents;

b)             the completeness and accuracy of all statements of fact set forth in official public records and certificates and other documents supplied by public officials;

c)              the currency, completeness and accuracy of all statements of fact set forth in the Officer’s Certificates;

d)             each of the NS Subsidiary Guarantor Documents constitutes a legal, valid and binding obligation of, and is enforceable in accordance with its terms against, each party thereto in accordance with its terms under the laws by which it is governed; and

e)              each of the NS Subsidiary Guarantor Documents has been physically delivered by each of the NS Subsidiary Guarantors to the other parties thereto or their lawful representatives and that no such delivery was subject to any condition or escrow which has not been satisfied.

We have not maintained, nor for the purposes of this opinion, reviewed, the minute books or records of the NS Subsidiary Guarantors, save and except the Constating Documents.  In expressing our opinions in paragraphs 2 through 6 below, we have relied exclusively on the Officers’ Certificates with respect to certain factual matters, including that the Constating Documents of each of the NS Subsidiary Guarantors are as described in the Officers’ Certificates.

We have not undertaken any independent investigations to verify the accuracy or completeness of the foregoing assumptions.  We have not assisted in the preparation of the NS Subsidiary Guarantor Documents and no opinion is expressed as to the form, suitability, accuracy or completeness of such documentation.

Our opinions are limited to the laws of the Province and the federal laws of Canada applicable therein (the “laws of the Province”).

Subject to the assumptions, qualifications and limitations which are identified in this letter, we are of the opinion that:

Ex. C-3

1.              Each of the NS Subsidiary Guarantors is an unlimited company duly incorporated and validly existing under the laws of the Province and each NS Subsidiary Guarantor is qualified to do business and is in good standing as to the filing of annual returns and payment of annual fees in the Province.

2.              Each NS Subsidiary Guarantor has full corporate power and capacity to execute and deliver each of the NS Subsidiary Guarantor Documents and to perform its obligations thereunder and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the NS Subsidiary Guarantor Documents and the consummation of the transactions contemplated thereby has been duly and validly taken by each NS Subsidiary Guarantor.

3.              Each of the NS Subsidiary Guarantor Documents has been duly authorized, executed and, to the extent delivery is governed by the laws of the Province, delivered by each of the NS Subsidiary Guarantors.

4.              Each of the NS Subsidiary Guarantor Documents executed by NSULC3 in its capacity as general partner of MCILP has been duly authorized, executed and, to the extent delivery is governed by the laws of the Province, delivered by NSULC3 in its capacity as general partner of MCILP.

5.              The execution and delivery by each of the NS Subsidiary Guarantors of the NS Subsidiary Guarantor Documents do not, and the performance by each of the NS Subsidiary Guarantors of its obligations thereunder will not, (i) violate its Constating Documents, or (ii) constitute a violation by it of any applicable provision of the laws of the Province.

6.              The execution and delivery by NSULC3 in its capacity as general partner of MCILP of the NS Subsidiary Guarantor Documents, and the performance by NSULC3 in its capacity as general partner of MCILP of its obligations thereunder, will not (i) violate its Constating Documents, or (ii) constitute a violation by it of any applicable provision of the laws of the Province.

7.              No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under the laws of the Province for the performance of any of the NS Subsidiary Guarantors’ obligations under the NS Subsidiary Guarantor Documents.

8.              No registration is required under the laws of the Province to protect the validity or enforceability of the Indenture.

9.              No stamp, registration, documentary or other similar tax, duty or fee is payable under the laws of the Province in connection with the execution and delivery by any of the NS

Ex. C-4

Subsidiary Guarantors of the NS Subsidiary Guarantor Documents.

10.       In any proceeding in a court of competent jurisdiction in the Province (a “Court”) for the enforcement of any of the NS Subsidiary Guarantor Documents, a Court would recognize the choice of the laws of the State of New York (the “Foreign Law”), assuming that:

a.              the parties’ choice of Foreign Law is bona fide and legal and there is no reason for avoiding the choice on the grounds of public policy, as that term is understood under the laws of the Province (“Public Policy”); and

b.              in any such proceeding, and notwithstanding the parties’ choice of law, a Court:

i.                  will not take judicial notice of the provisions of Foreign Law, but will only apply such provisions if they are pleaded and proven by expert testimony;

ii.               will not apply any Foreign Law and will apply the laws of the Province to matters that under the laws of the Province would be characterized as procedural;

iii.            will apply provisions of the laws of the Province that have overriding effect;

iv.           will not apply any Foreign Law if such application would be characterized under the laws of the Province as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law or if its application would be contrary to Public Policy; and

v.              will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed.

11.       A Court would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York (a “Foreign Court”) for a sum certain obtained against an NS Subsidiary Guarantor with respect to a claim arising out of the Foreign Law Documents (a “Foreign Judgment”), without reconsideration of the merits, assuming that:

a.              an action to enforce the Foreign Judgment must be commenced in the Court within any applicable limitation period;

b.              the Foreign Judgment is subsisting and unsatisfied and not impeachable as void

Ex. C-5

or voidable under the Foreign Law;

c.               the Foreign Judgment was for a sum certain in money;

d.              the Court has discretion to stay or decline to hear an action on the Foreign Judgment if the Foreign Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the Foreign Judgment;

e.               the Court will render judgment only in Canadian dollars;

f.                the Foreign Court had jurisdiction over the Obligor as recognized by the Court;

g.               an action in the Court on the Foreign Judgment may be affected by bankruptcy, insolvency, liquidation, dissolution, winding up or other similar laws affecting the enforcement of creditors’ rights generally; and

h.              subject to the following defences:

i.                  the Foreign Judgment was obtained by fraud or in a manner contrary to the principles of natural justice;

ii.               the Foreign Judgment is for a claim which under the laws of the Province would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

iii.            the Foreign Judgment is contrary to Public Policy or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) or the Governor in Council under the United Nations Act (Canada) or the Special Economic Measures Act (Canada) in respect of certain judgments referred to in these statutes;

iv.           the Foreign Judgment has been satisfied or is void or voidable under Foreign Law;

v.              there exists new evidence that could not have been discovered and brought to the attention of the Foreign Court through the exercise of reasonable diligence by the defendant; or

vi.           any right or defence relevant to the action arises or is discovered prior to the rendering of the judgment by a Court.

Ex. C-6

12.       The appointment by the NS Subsidiary Guarantors of Molson Coors as agent for service of process pursuant to Section 16 of the EUR Notes Underwriting Agreement would be recognized by a Court.

This opinion is given solely for the benefit of the addressees in connection with the transactions referred to herein and may not, in whole or in part, be relied upon by or shown or distributed to any other person or for any other purpose.

Yours very truly,

COX & PALMER

Ex. C-7

SCHEDULE “A”

UNDERWRITERS

1.              Merrill Lynch International
2 King Edward Street
London, EC1A 1HQ
United Kingdom

2.              Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London, E14 5LB
United Kingdom

3.              UBS Limited
1 Finsbury Avenue
London, EC2M 2PP
United Kingdom

4.              Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

5.              MUFG Securities EMEA plc
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

6.              RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

7.              Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

8.              Lloyds Bank plc
10 Gresham Street

Ex. C-8

London, EC2V 7AE

United Kingdom

9.              The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Ex. C-9

Exhibit D

[FORM OF OPINION OF MCCARTHY TÉTRAULT LLP]

July •, 2016

The Parties listed on Schedule A (the “Underwriters”)

DRAFT — 2016/06/29

Dear Sirs/Mesdames:

Re:                                  Offering by Molson Coors Brewing Company of €• Principal Amount of •%  Senior Notes Due •

We have acted as Canadian counsel to Molson Coors Brewing Company (“Molson Coors”), a Delaware Corporation, and certain subsidiaries of Molson Coors (collectively, the “Subsidiary Guarantors”) in connection with the issue and sale of €• principal amount of •% Senior Notes due • (“Notes”) to be guaranteed by certain subsidiaries of Molson Coors set out in the Underwriting Agreement (as defined below), including Molson Canada 2005 (“Molson Canada”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated June •, 2016 among Molson Coors, the Subsidiary Guarantors and Merrill Lynch International, Citigroup Global Markets Limited, UBS Limited, Bank of Montreal, London Branch, MUFG Securities EMEA plc, RBC Europe Limited, Wells Fargo Securities International Limited, Lloyds Bank plc and The Williams Capital Group, L.P. (the “Underwriters”).

The Notes are being issued pursuant to the provisions of an Indenture dated as of July •, 2016 among Molson Coors, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Original Indenture”), as supplemented by the first Supplemental Indenture dated as of July •, 2016 (collectively with the Original Indenture, the “Indenture”).

We understand and have assumed that none of the Notes were sold into any of the Provinces or Territories of Canada.

This opinion is provided to the Underwriters pursuant to Section 4(h) of the Underwriting Agreement.

The opinions expressed below are limited to the laws of the Provinces of Ontario and the federal laws of Canada applicable therein (“Ontario Law”), as such laws exist and are construed at the date hereof.

Ex. D-1

The term “Ontario Law” does not include any law, rule or regulation that is applicable to Molson Canada, or any of the documents or transactions referred to herein, solely because the law, rule or regulation is part of an industry specific regulatory regime applicable to Molson Canada or any of its affiliates due to the specific assets or business of the such entity or such affiliate (collectively, “Regulatory Laws”).  With your approval, we express no opinion herein as to any Regulatory Laws. For clarity and avoidance of doubt, for the purposes of this opinion, Regulatory Laws do not include any Ontario corporate law, statute or regulation applicable to Molson Canada.

As Canadian counsel to Molson Canada, we have reviewed executed copies of the following:

(a)                                 the Underwriting Agreement; and

(b)                                 the Indenture.

We have also examined the originals or copies, certified or otherwise identified to our satisfaction, of such public and corporate records, certificates, instruments and other documents and have considered such questions of law as we have deemed necessary as a basis for the opinion hereinafter expressed.

We have also examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of the following documents, copies of which have been delivered to you:

(a)                                 a certified copy of the re amended and restated partnership agreement of Molson Canada dated as of May 31, 2016 (the “Partnership Agreement”);

(b)                                 a certified copy of the record with respect to the registration of Molson Canada under the Business Names Act (Ontario) dated July •, 2016;

(c)                                  a certified copy of the resolutions of the management committee of Molson Canada dated effective June •, 2016 authorizing, among other things, the execution and delivery of the Indenture and the Underwriting Agreement; and

(d)                                 a certificate of an officer of Molson Canada dated the date hereof (the “Molson Canada Officer’s Certificate”).

In examining all documents, we have assumed:

(a)                                 the genuineness of all signatures on all documents examined by us and the legal capacity of all natural persons;

(b)                                 the authenticity of all documents submitted to us as originals;

(c)                                  the conformity to original documents of all documents submitted to us as copies, whether facsimile, electronic, photostatic, certified or otherwise, and the authenticity of the originals of such copies; and

(d)                                 the accuracy, currency and completeness of the indices and filing systems maintained at the public offices and registries where we have searched or made enquiries or have caused searches or enquiries to be made and of the information

Ex. D-2

and advice provided to us by appropriate government, regulatory and other like officials with respect to those matters referred to herein;

Without limiting the generality of the foregoing, we have assumed:

(a)                                 the partnership records of Molson Canada examined by us are true and complete in all respects;

(b)                                 other than Molson Canada, each of the parties or signatories to any agreement, instrument, certificate or document (including the Underwriting Agreement and the Indenture) was at all relevant times, and is incorporated, formed or continued and validly subsisting, had at all relevant times and has the necessary power, capacity and authority to execute, deliver and perform its obligations under each such agreement, instrument, certificate or document to which each is a party, had at all relevant times and has taken all necessary actions to authorize the execution, delivery and performance by it of each such agreement, instrument, certificate or document, and had at all relevant times and has duly executed and delivered such agreement, instrument, certificate or document to which each is a party and that neither the execution, delivery or performance of such agreement, instrument, certificate or document to which each is a party, nor the consummation of the transactions contemplated thereby, conflicted with or resulted at all relevant times nor conflicts with or results in a breach of their respective constating documents or by-laws; and

(c)                                  (i) the respective representations and warranties of the Underwriters and Molson Coors set out in the Underwriting Agreement are true and accurate in all respects (which representations and warranties we have relied upon without independent investigation), (ii) the Underwriters and Molson Coors have complied with their respective covenants and obligations under the Underwriting Agreement, and (iii) the distribution of the Notes was effected in accordance with the terms of the Underwriting Agreement.

We have not undertaken any independent investigations to verify the accuracy or completeness of the foregoing assumptions.

Based and relying upon the foregoing, and subject to the qualifications hereinafter expressed, we are of the opinion that:

1.                                      Molson Canada has been formed under the Partnerships Act (Ontario) and has not been dissolved.

2.                                      Molson Canada has the full partnership right, power and authority to execute and deliver each of the Underwriting Agreement and the Indenture and to perform its obligations thereunder; and all necessary partnership action required to be taken for the due and proper authorization, execution and delivery of each of the Underwriting Agreement and the Indenture by Molson Canada has been duly and validly taken.

3.                                      The execution and delivery of each of the Underwriting Agreement and the Indenture (collectively, the “Transaction Documents”) by Molson Canada do not, and the performance by Molson Canada of its obligations in the Transaction Documents will not:

Ex. D-3

(a)                                 constitute a violation by Molson Canada of Ontario Law, or

(b)                                 breach, or result in a default under the Partnership Agreement.

4.                                      To the extent execution and delivery of the Transaction Documents are governed by Ontario Law, each of the Transaction Documents has been duly executed and delivered by Molson Canada.

5.                                      No consent, approval, authorization, or order of, or qualification with, any governmental body or agency is required under Ontario Law for the performance of Molson Canada’s obligations under the Transaction Documents.

6.                                      It is not necessary that the Transaction Documents be filed, recorded or enrolled with any governmental authority or regulatory body or that any stamp, registration or similar transaction tax be paid with respect thereto in order to ensure the legality, validity, enforceability or, except for compliance with the rules of the relevant court, the admissibility into evidence of the Transaction Documents in the Province of Ontario.  There is no legislation in the Province of Ontario that requires the Transaction Documents to be in a particular legal form for the effectiveness and enforcement thereof in the courts of the Province of Ontario.

7.                                      In any proceeding in a court of competent jurisdiction in the Province of Ontario for the enforcement of the Transaction Documents, such court would apply the laws of the State of New York, in accordance with the parties’ choice of the laws of State of New York in each Transaction Document, to all issues that under the laws of the Province of Ontario are to be determined in accordance with the chosen law of the contract, provided that:

(a)                                 the parties’ choice of the laws of the State of New York is bona fide and legal and there is no reason for avoiding the choice on the grounds of public policy, as such criteria would be applied by the courts in the Province of Ontario; and

(b)                                 in any such proceeding, and notwithstanding the parties’ choice of law, such court:

(i)                                     will not take judicial notice of the provisions of the laws of the State of New York but will only apply such provisions if they are pleaded and proven by expert testimony;

(ii)                                  will apply the laws of the Province of Ontario and the laws of Canada applicable therein that, under such laws, would be characterized as procedural and will not apply any law of the State of New York that, under the laws of the Province of Ontario and the laws of Canada applicable therein, would be characterized as procedural;

(iii)                               will apply provisions of the laws of the Province of Ontario and the laws of Canada applicable therein that have overriding effect;

Ex. D-4

(iv)                              will not apply any law of the State of New York if its application would be contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein;

(v)                                 will not apply any law of the State of New York if such application would be characterized under the laws of the Province of Ontario and the laws of Canada applicable therein as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law; and

(vi)                              will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed.

8.                                      A court of competent jurisdiction in the Province of Ontario would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York for a sum certain, obtained against Molson Canada with respect to a claim arising out of any of the Transaction Documents (a “Foreign Judgment”), without reconsideration of the merits:

(a)                                 provided that:

(i)                                     the court granting the Foreign Judgment had “jurisdiction” over Molson Canada because Molson Canada was served in the State of New York with originating process, Molson Canada had attorned to the jurisdiction of the court granting the Foreign Judgment or there was a real and substantial connection between the claim and the court granting the Foreign Judgment;

(ii)                                  an action to enforce the Foreign Judgment must be commenced in the court in the Province of Ontario within any applicable limitation period;

(iii)                               such court has discretion to stay or decline to hear an action on the Foreign Judgment if the Foreign Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the Foreign Judgment;

(iv)                              such court will render judgment only in Canadian dollars; and

(v)                                 an action in such court on the Foreign Judgment may be affected by bankruptcy, insolvency or other laws of general application limiting the enforcement of creditors’ rights generally; and

(b)                                 subject to the following defences:

(i)                                     the Foreign Judgment was obtained by fraud or in a manner contrary to the principles of natural justice;

(ii)                                  the Foreign Judgment is for a claim that under the laws of the Province of Ontario or the laws of Canada applicable therein would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

Ex. D-5

(iii)                               the Foreign Judgment is contrary to public policy, as such term is interpreted under the laws of the Province of Ontario and the laws of Canada applicable therein, [or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to in these statutes];

(iv)                              the Foreign Judgment has been satisfied or is void or voidable under the laws of the State of New York;

Qualifications

The opinions expressed above are subject to the qualification that with respect to the matters set forth in paragraph 8 above, our opinions are subject to applicable bankruptcy, insolvency, reorganization, arrangement, winding-up, moratorium and other laws of general application limiting the enforcement of creditors’ rights generally.

This opinion is solely for the benefit of the persons to whom it is addressed and their permitted assigns and not for the benefit of any other person. It is rendered solely in connection with the transaction outlined above. It may not be used or relied upon by any such addressee for any other purpose or relied upon by any other person for any purpose whatsoever without our prior written consent.

Yours truly,

McCarthy Tétrault LLP

Ex. D-6

Schedule A

Merrill Lynch International

2 King Edward Street

London, EC1A 1HQ
United Kingdom

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London, E14 5LB
United Kingdom

UBS Limited
1 Finsbury Avenue
London, EC2M 2PP
United Kingdom

Bank of Montreal, London Branch
95 Queen Victoria Street, 2nd Floor
London, EC4V 4HG
United Kingdom

MUFG Securities EMEA plc
Ropemaker Place, 25 Ropemaker Street
London EC2Y 9AJ
United Kingdom

RBC Europe Limited
Riverbank House
2 Swan Lane
London, EC4R 3BF
United Kingdom

Wells Fargo Securities International Limited
One Plantation Place
30 Fenchurch Street
London, EC3M 3BD
United Kingdom

Lloyds Bank plc
10 Gresham Street
London, EC2V 7AE
United Kingdom

Ex. D-7

The Williams Capital Group, L.P.
650 Fifth Avenue, 9th Floor
New York, NY 10019

Ex. D-8